Version 1 - Without Precision Strategy

Exhibit 99(b) of the Form S-1 Registration Statement – Daily Adjustment Calculation

We designed the Daily Adjustment to provide an Index Option Value for the Index Performance Strategy and Index Guard Strategy Index Options on days other than the Index Effective Date or an Index Anniversary.
The Daily Adjustment has two components, the change in Proxy Value and accumulated proxy interest multiplied by the Index Option Base. The change in Proxy Value represents the current market value of the Proxy Investment ("current Proxy Value"), less the cost of the Proxy Investment at the beginning of the Index Year ("beginning Proxy Value"). The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment at the beginning of the Index Year. The change in Proxy Value and the proxy interest estimates the present value of positive or negative Performance Credits on the next Index Anniversary.
You should note that even if your selected Index(s) experience positive growth, their Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index prices and interest rates.
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = (a) change in Proxy Value plus (b) proxy interest
(a) change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base
(b) proxy interest = proxy interest rate x (1 - time remaining) x Index Option Base proxy interest rate = beginning Proxy Value
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the first day of the current Index Year. The time remaining is equal to the number of days remaining in the Index Year divided by 365.
The Proxy Value is calculated differently in each Crediting Method. We designed the Proxy Value to mimic the market value of your allocation to an Index Option. We calculate a Proxy Value for each of your selected Index Performance Strategy and Index Guard Strategy Index Options.
For the Index Performance Strategy, the Proxy Value tracks three hypothetical derivatives:
•	an at-the-money call (AMC);
•	an out-of-the-money call (OMC); and
•	an out-of-the-money put (OMP).
An Index Performance Strategy's Index Option Proxy Value = (AMC) – (OMC) – (OMP)
We designed the at-the-money call option and out-of-the-money call option to value the potential for Index gains up to the Cap, and the out-of-the-money put option to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. It is important to note that the out-of-the-money put option will almost always reduce the Daily Adjustment, even when the current Index value on a Business Day is higher than it was at the beginning of the Index Year for the Index Performance Strategy. This is because the risk that the Index Value could be lower on the next Index Anniversary is present to some extent whether or not the current Index value on a Business Day is lower than it was at the beginning of the Index Year.
In the Index Guard Strategy the Proxy Value tracks four hypothetical derivatives:
•	an at-the-money call (AMC);
•	an at-the-money put (AMP);
•	an out-of-the-money call (OMC); and
•	an out-of-the-money put (OMP).
An Index Guard Strategy's Index Option Proxy Value = (AMC) – (OMC) – (AMP) + (OMP)
We designed the at-the-money call option and out-of-the-money call option to value the potential for Index gains up to the Cap, and the at-the-money put option to value the potential for Index losses, but add back the out-of-money put option to mimic the protection of the Floor for the Index Guard Strategy. It is important to note that the at-the-money put option will almost always reduce the Daily Adjustment, even when the current Index Value on a Business Day is higher than it was at the beginning of the Index Year. It is also important to note that the out-of-money put option will almost always reduce, and never exceed, the negative impact of the at-the-money put option for the Index Guard Strategy.
On the Index Anniversary, the current Proxy Value for an Index Option is equal to its Performance Credit as discussed in section 7, Index Options – Determining the Index Option Values for the Index Performance Strategy and Index Guard Strategy. A more complete description of each derivative follows.
At-the-money call (AMC)
This is an option to buy a position in the Index on the next Index Anniversary at the strike price of one. On an Index Anniversary the at-the-money call's value is equal to the current Index value on a Business Day divided by the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), then minus one, the difference being no less than zero.
At-the-money put (AMP)
This is an option to sell a position in the Index on the next Index Anniversary at the strike price of one. On an Index Anniversary the at-the-money put's value is equal to one minus the quotient of the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary) divided by the current Index value on a Business Day, the difference being no less than zero.
Out-of-the-money call (OMC)
This is an option to buy a position in the Index on the next Index Anniversary at the strike price of (one plus the Cap). On an Index Anniversary the out-of-the-money call's value is equal to the current Index value on a Business Day divided by the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), then minus the sum of one plus the Cap, the difference being no less than zero.
Out-of-the-money-put (OMP)
This is an option to sell a position in the Index on the next Index Anniversary at the strike price of (one either minus the Buffer or plus the Floor, depending on the Index Option). On an Index Anniversary the out-of-the-money put's value is equal to one either minus the Buffer or plus the Floor, then minus the quotient of the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary) divided by the current Index value on a Business Day, the difference being no less than zero.
Proxy interest is the amount of interest earned based upon the Index Option Base using simple interest throughout the Index Year. The proxy interest and the proxy interest rate can be positive or negative. The proxy interest rate is set at the beginning of each Index Year to be equal to the beginning Proxy Value. The proxy interest rate provides compensation for the cost of the Proxy Investment at the beginning of the Index Year (on the Index Effective Date for the first Index Year, and on each subsequent Index Anniversary), which is equal to the beginning Proxy Value.
PROXY VALUE CALCULATION
Throughout the Index Year, we calculate each hypothetical derivative investment daily using the Black Scholes model for valuing a European Option. The purpose of this calculation is to determine the market value of your allocation.
PROXY VALUE INPUTS
Index Price – The Index value at the end of the current Business Day divided by the Index Value on the last Index Anniversary (or the Index Effective Date if this is before the first Index Anniversary). The Index values are provided daily by Bloomberg or another market source.
Dividend yield – The average annual dividend yield as provided by Bloomberg or another market source over the most recent ten-year period, as set at the beginning of each calendar year. The average is defined as the sum of the recent ten‑year dividend yield and divide by 10. The dividend yield is a percentage calculated by the dividends divided by the index at the time the dividend was paid throughout the year. The dividend yield remains constant throughout the calendar year. Since dividends typically reduce Index values, a higher dividend yield will lead to a lower expected Index value.
For the EURO STOXX 50® dividend yield, we adjust the dividend yield for the exchange rate. We add to the EURO STOXX 50® dividend yield a difference in interest rates between the annual effective yield of a current six-month U.S. Constant Maturity Treasury Rate and the current six-month Euribor Rate, minus the covariance of EURO STOXX 50® and the exchange rate. The covariance is the product of the correlation of euros to dollars exchange rate and EURO STOXX 50®, the six-month volatility of EURO STOXX 50®, and the six-month volatility of the euros to dollars exchange rate.
Strike price – This varies for each derivative investment as follows.
•	For an at-the-money call or at-the-money put the strike price is equal to 1.
•	For an out-of-the-money call the strike price is equal to 1 plus the Cap.
•	For an out-of-the-money put the strike price is equal to 1 minus the Buffer.
Interest rate – The annual effective yield of a current six-month U.S. constant maturity treasury bond as provided daily by Bloomberg or another market source. The interest rate is used to present value the strike price from the next Index Anniversary to the time of calculation
Time remaining – The number of days from the next Index Anniversary to the time of the calculation divided by 365.
Volatility – The volatility of an Index as approximated daily using observed option prices by Bloomberg or another market source. Direct sources of volatility are generally not available, because options in the marketplace generally do not directly align with inputs of the proxy investments.
We approximate the volatility by linearly interpolating between two implied volatilities of at-the-money options. Implied volatility are determined using the Black Scholes model for European Options based upon daily option prices from Bloomberg or another market source. The two at-the-money options used are: the at-the-money option with the closest available maturity before and closest available maturity after the next Index Anniversary. The volatility is used in determining the likelihood and expected amount that the Index Value will differ from the strike price on the next Index Anniversary. As volatility increases, the value of call and put options generally increase.
EXAMPLE
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Performance Strategy Index Option using the S&P 500® Index. On the Index Effective Date the Index Option Base is $10,000, the Cap is 12%, the Buffer is 10% and the Index Value is 1,000. In this example AMC means at-the-money call, OMC means out-of-the-money call, and OMP means out-of-the-money put. Assume that all Proxy Value inputs except the Index value stay constant throughout the year.
Index Effective Date
On the Index Effective Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index Value	1,000
Index price	1
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	1
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 5.10%	OMC = 1.66%	OMP = 2.41%
Beginning Proxy Value = AMC - OMC – OMP = 5.10% – 1.66% – 2.41% = 1.03%
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Index Effective Date	1,000	5.10%	1.66%	2.41%	1.03%	$0.00	$10,000.00
End of month one
Assume the Index value increased to 1,010 by the end of month one. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	1,010
Index price	1.01
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.92
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 5.41%	OMC = 1.72%	OMP = 1.95%
Current Proxy Value = AMC - OMC – OMP = 5.41% – 1.72% – 1.95% = 1.74%
In this example the Index value increased since the beginning of the year, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) Change in Proxy Value plus (b) Proxy Interest = $70.82 + $8.58 = $79.39
(a) Change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (1.74% - 1.03%) x $10,000 = $70.82
(b) Proxy Interest = Proxy Interest Rate x (1 - Time remaining) x Index Option Base =
 1.03% x 0.083 x $10,000 = $8.58
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $79.39 = $10,079.39
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
1	1,010	5.41%	1.72%	1.95%	1.74%	$79.39	$10,079.39

End of month one with changes to Proxy Value inputs
Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index. As in the previous example, assume the Index value increased to 1,010 by the end of month one. In addition, assume volatility decreased from 15% to 5% and dividend yield increased from 2.20% to 5%. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	1,010
Index price	1.01
Interest rate	0.50%
Dividend yield	5.00%
Time remaining	0.92
Volatility	5.00%
Value of derivatives using Black Scholes	AMC = 0.72%	OMC = 0.00%	OMP = 0.12%
Current Proxy Value = AMC - OMC – OMP = 0.72% – 0.00% – 0.12% = 0.61%
In this example the Index value increased since the beginning of the year, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) Change in Proxy Value plus (b) Proxy Interest = -$42.37 + $8.58 = -$33.79
(a) Change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (0.61% - 1.03%) x $10,000 = -$42.37
(b) Proxy Interest = Proxy Interest Rate x (1 - Time remaining) x Index Option Base =
 1.03% x 0.083 x $10,000 = $8.58
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$33.79 = $9,966.21
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
1	1,010	0.72%	0.00%	0.12%	0.61%	-$33.79	$9,966.21

End of month three
Returning to the original assumptions regarding dividend yield (2.20%) and volatility (15.00%), assume the Index value decreased to 950 by the end of month three. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	950
Index price	0.95
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.75
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 2.50%	OMC = 0.52%	OMP = 3.09%
Current Proxy Value = AMC - OMC – OMP = 2.50% – 0.52% – 3.09% = -1.11%
In this example the Index value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) change in Proxy Value plus (b) proxy interest = -$213.70 + $25.73 = -$187.97
(a) change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (-1.11% - 1.03%) x $10,000 = -$213.70
(b) proxy interest = proxy interest rate x (1 - time remaining) x Index Option Base =
 1.03% x 0.25 x $10,000 = $25.73
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$187.97 = $9,812.03
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
3	950	2.50%	0.52%	3.09%	-1.11%	-$187.97	$9,812.03
End of month six
Assume the Index value decreased to 910 by the end of month six. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	910
Index price	0.91
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.50
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 0.89%	OMC = 0.08%	OMP = 3.69%
Current Proxy Value = AMC - OMC – OMP = 0.89% – 0.08% – 3.69% = -2.88%
In this example the Index value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) change in Proxy Value plus (b) proxy interest = -$391.22 + $51.45 = -$339.77
(a) change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (-2.88% - 1.03%) x $10,000 = -$391.22
(b) proxy interest = proxy interest rate x (1 - time remaining) x Index Option Base =
 1.03% x 0.5 x $10,000 = $51.45
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$339.77  = $9,660.23
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
6	910	0.89%	0.08%	3.69%	-2.88%	-$339.77	$9,660.23
End of month eleven
Assume the Index value increased to 1095 by the end of month eleven. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	1095
Index price	1.095
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.08
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 9.37%	OMC = 0.87%	OMP = 0.00%
Current Proxy Value = AMC - OMC – OMP = 9.37% – 0.87% – 0.00% = 8.50%
In this example the Index value increased, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) change in Proxy Value plus (b) proxy interest = $747.46 + $94.33 = $841.78
(a) change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (8.50% - 1.03%) x $10,000 = $747.46
(b) proxy interest = proxy interest rate x (1 - time remaining) x Index Option Base =
 1.03% x 0.917 x $10,000 = $94.33
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $841.78  = $10,841.78
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
11	1,095	9.37%	0.87%	0.00%	8.50%	$841.78	$10,841.78
                                                                        Allianz Index Advantage®                                                       IXA-010
Exhibit 99(b)

The following table shows for each month during an Index Year what the hypothetical Proxy Values, Daily Adjustments, and Index Option Values would be for different Index values. Note that all Proxy Value inputs used are the same as in the above examples. For simplicity we assume the Index Option Base is $10,000 throughout the Index Year. In reality your Index Option Base changes throughout the year with the deduction of any partial withdrawal you request and when we deduct applicable contract fees and charges.
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Index Effective Date	1,000	5.10%	1.66%	2.41%	1.03%	$0.00	$10,000.00
1	1,010	5.41%	1.72%	1.95%	1.74%	$79.39	$10,079.39
2	975	3.62%	0.94%	2.58%	0.10%	-$75.46	$9,924.54
3	950	2.50%	0.52%	3.09%	-1.11%	-$187.97	$9,812.03
4	925	1.59%	0.25%	3.73%	-2.39%	-$307.94	$9,692.06
5	850	0.30%	0.02%	7.54%	-7.26%	-$785.68	$9,214.32
6	910	0.89%	0.08%	3.69%	-2.88%	-$339.77	$9,660.23
7	980	2.61%	0.33%	1.07%	1.20%	$77.62	$10,077.62
8	1,015	3.95%	0.51%	0.36%	3.08%	$273.31	$10,273.31
9	1,100	9.95%	2.22%	0.01%	7.72%	$745.88	$10,745.88
10	1,125	12.25%	2.83%	0.00%	9.42%	$924.84	$10,924.84
11	1,095	9.37%	0.87%	0.00%	8.50%	$841.78	$10,841.78
1st Index Anniversary	1,080	8.00%	0.00%	0.00%	8.00%	$800.00	$10,800.00
Notice how at the end of month twelve the Index Option Value increased 8%. The Proxy Value equals the Performance Credit on the Index Anniversary.
                                                                        Allianz Index Advantage®                                                       IXA-010
Exhibit 99(b)

EXAMPLE: INDEX PERFORMANCE STRATEGY AND EURO STOXX 50®
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Performance Strategy Index Option using the EURO STOXX 50®. On the Index Effective Date the Index Option Base is $10,000, the Cap is 15%, the Buffer is 10% and the Index Value is 1,000.
Index Effective Date
On the Index Effective Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1	OMC = 1.15	OMP = 0.90
Index Value	1,000
Index price	1
Interest rate	0.50%
Adjusted dividend yield	2.05% (as calculated below)
Time remaining	1
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 5.17%	OMC = 1.24%	OMP = 2.37%
Beginning Proxy Value = AMC - OMC – OMP = 5.17% – 1.24% – 2.37% = 1.57%
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Index Effective Date	1,000	5.17%	1.24%	2.37%	1.57%	$0.00	$10,000.00
Assumptions for adjusted dividend yield:
EURO STOXX 50® dividend yield	2.20%
Annual effective yield of six-month U.S. Constant MaturityTreasury Rate	0.50%
Annual effective yield of six-month Euribor Rate	0.25%
Six month volatility of EURO STOXX 50®	15.00%
Six month volatility of exchange rate (euros/dollars)	6.75%
Correlation of exchange rate and EURO STOXX 50®	0.4
Adjusted dividend yield = 2.20% + (0.50% - 0.25%) – (15% x 6.75% x 0.4)
Adjusted dividend yield = 2.05%
                                                                        Allianz Index Advantage®                                                       IXA-010
Exhibit 99(b)

End of month one with changes to adjusted dividend yield
Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index. As in the previous example, assume the Index value increased to 1,010 by the end of month one. In addition, assume the annual effective yield of six-month Euribor Rate went from 0.25% to 0.10%, the exchange rate volatility increased from 6.75% to 15%, and the correlation of exchange rate and EURO STOXX 50® went from 0.4 to -0.8. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.15	OMP = 0.90
Index value	1,010
Index price	1.01
Interest rate	0.50%
Adjusted dividend yield	4.40% (as calculated below)
Time remaining	0.92
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 4.45%	OMC = 0.93%	OMP = 2.43%
Beginning Proxy Value = AMC - OMC – OMP = 4.45% – 0.93% – 2.43% = 1.09%
In this example the Index value increased since the beginning of the year, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) Change in Proxy Value plus (b) Proxy Interest = -$48.04 + $13.06 = -$34.98
(a) Change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (1.09% - 1.57%) x $10,000 = -$48.04
(b) Proxy Interest = Proxy Interest Rate x (1 - Time remaining) x Index Option Base =
 1.57% x 0.083 x $10,000 = $13.06
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$34.98 = $9,965.02
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
1	1,010	4.45%	0.93%	2.43%	1.09%	-$34.98	$9,965.02

Assumptions for adjusted dividend yield:
EURO STOXX 50® dividend yield	2.20%
Annual effective yield of six-month U.S. Constant MaturityTreasury Rate	0.50%
Annual effective yield of six-month Euribor Rate	0.10%
Six month volatility of EURO STOXX 50®	15.00%
Six month volatility of exchange rate (euros/dollars)	15.00%
Correlation of exchange rate and EURO STOXX 50®	-0.8
Adjusted dividend yield = 2.20% + (0.50% - 0.10%) – (15% x 15% x -0.8)
Adjusted dividend yield = 4.40%
                                                                        Allianz Index Advantage®                                                       IXA-010
Exhibit 99(b)

EXAMPLE: INDEX GUARD STRATEGY
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Guard Strategy Index Option using the S&P 500® Index. On the Index Effective Date the Index Option Base is $10,000, the Cap is 20%, the Floor is -10% and the Index Value is 1,000.
Index Effective Date
On the Index Effective Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.20	AMP = 1.00	OMP = 0.90
Index Value	1,000
Index price	1
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	1
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 5.10%	OMC = 0.69%	AMP = 6.77%	OMP = 2.41%
Beginning Proxy Value = AMC - OMC – AMP + OMP = 5.10% – 0.69% – 6.77 + 2.41% = 0.04%
Month	Index Value	AMC	OMC	AMP	OMP	Proxy Value	Daily Adjustment	Index Option Value
Index Effective Date	1,000	5.10%	0.69%	6.77%	2.41%	0.04%	$0.00	$10,000.00
End of month three
Assume the Index value decreased to 950 by the end of month three. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.20	AMP = 1.00	OMP = 0.70
Index value	950
Index price	0.95
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.75
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 2.50%	OMC = 0.15%	AMP = 8.68%	OMP = 3.09%
Current Proxy Value = AMC - OMC – AMP + OMP = 2.50% – 0.15% – 8.68% + 3.09% = -3.25%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) Change in Proxy Value plus (b) Proxy Interest = -$328.25 + $0.92 = -$327.32
(a) Change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (-3.25% - 0.04%) x $10,000 = -$328.25
(b) Proxy Interest = Proxy Interest Rate x (1 - Time remaining) x Index Option Base =
 0.04% x 0.25 x $10,000 = $0.92
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$327.32 = $9,672.68
Month	Index Value	AMC	OMC	AMP	OMP	Proxy Value	Daily Adjustment	Index Option Value
3	950	2.50%	0.15%	8.68%	3.09%	-3.25%	-$327.32	$9,672.68

                                                                        Allianz Index Advantage®                                                       IXA-010
Exhibit 99(b)

Version 2 - With Precision Strategy

Exhibit 99(b) of the Form S-1 Registration Statement – Daily Adjustment Calculation
We designed the Daily Adjustment to provide an Index Option Value for the Index Precision Strategy, Index Performance Strategy and Index Guard Strategy Index Options on days other than the Index Effective Date or an Index Anniversary.
The Daily Adjustment has two components, the change in Proxy Value and accumulated proxy interest multiplied by the Index Option Base. The change in Proxy Value represents the current market value of the Proxy Investment ("current Proxy Value"), less the cost of the Proxy Investment at the beginning of the Index Year ("beginning Proxy Value"). The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment at the beginning of the Index Year. The change in Proxy Value and the proxy interest estimates the present value of positive or negative Performance Credits on the next Index Anniversary.
You should note that even if your selected Index(s) experience positive growth, their Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index prices and interest rates.
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = (a) change in Proxy Value plus (b) proxy interest
(a) change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base
(b) proxy interest = proxy interest rate x (1 - time remaining) x Index Option Base proxy interest rate = beginning Proxy Value
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the first day of the current Index Year. The time remaining is equal to the number of days remaining in the Index Year divided by 365.
The Proxy Value is calculated differently in each Crediting Method. We designed the Proxy Value to mimic the market value of your allocation to an Index Option. We calculate a Proxy Value for each of your selected Index Performance Strategy and Index Guard Strategy Index Options.
For the Index Precision Strategy, the Proxy Value tracks two hypothetical derivatives:
•	an at-the-money binary call (AMBC); and
•	an out-of-the-money put (OMP).
An Index Precision Strategy Index Option Proxy Value = (Precision Rate x AMBC) – (OMP)
We designed the at-the-money binary call option to value the potential for gains equal to the Precision Rate if on the next Index Anniversary the Index Value is greater than or equal to the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), and the out-of-the-money put option to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. It is important to note that the out-of-the-money put option will almost always reduce the Daily Adjustment, even when the current Index value on a Business Day is higher than it was at the beginning of the Index Year for the Index Precision Strategy. This is because the risk that the Index Value could be lower on the next Index Anniversary is present to some extent whether or not the current Index value on a Business Day is lower than it was at the beginning of the Index Year.
For the Index Performance Strategy, the Proxy Value tracks three hypothetical derivatives:
•	an at-the-money call (AMC);
•	an out-of-the-money call (OMC); and
•	an out-of-the-money put (OMP).
An Index Performance Strategy's Index Option Proxy Value = (AMC) – (OMC) – (OMP)
We designed the at-the-money call option and out-of-the-money call option to value the potential for Index gains up to the Cap, and the out-of-the-money put option to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy, it is important to note that the out-of-the-money put option will almost always reduce the Daily Adjustment, even when the current Index value on a Business Day is higher than it was at the beginning of the Index Year for the Index Performance Strategy. This is because the risk that the Index Value could be lower on the next Index Anniversary is present to some extent whether or not the current Index value on a Business Day is lower than it was at the beginning of the Index Year.
                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

In the Index Guard Strategy the Proxy Value tracks four hypothetical derivatives:
•	an at-the-money call (AMC);
•	an at-the-money put (AMP);
•	an out-of-the-money call (OMC); and
•	an out-of-the-money put (OMP).
An Index Guard Strategy's Index Option Proxy Value = (AMC) – (OMC) – (AMP) + (OMP)
We designed the at-the-money call option and out-of-the-money call option to value the potential for Index gains up to the Cap, and the at-the-money put option to value the potential for Index losses, but add back the out-of-money put option to mimic the protection of the Floor for the Index Guard Strategy. It is important to note that the at-the-money put option will almost always reduce the Daily Adjustment, even when the current Index Value on a Business Day is higher than it was at the beginning of the Index Year. It is also important to note that the out-of-money put option will almost always reduce, and never exceed, the negative impact of the at-the-money put option for the Index Guard Strategy.
On the Index Anniversary, the current Proxy Value for an Index Option is equal to its Performance Credit as discussed in section 7, Index Options – Determining the Index Option Values for the Index Precision Strategy, Index Performance Strategy and Index Guard Strategy. A more complete description of each derivative follows.
At-the-money binary call (AMBC)
This is an option to buy a position in the Index on the next Index Anniversary at the strike price of one. On an Index Anniversary the at-the-money binary call's value is equal to one if the current Index value on a Business Day is greater than or equal to the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), or zero otherwise.
At-the-money call (AMC)
This is an option to buy a position in the Index on the next Index Anniversary at the strike price of one. On an Index Anniversary the at-the-money call's value is equal to the current Index value on a Business Day divided by the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), then minus one, the difference being no less than zero.
At-the-money put (AMP)
This is an option to sell a position in the Index on the next Index Anniversary at the strike price of one. On an Index Anniversary the at-the-money put's value is equal to one minus the quotient of the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary) divided by the current Index value on a Business Day, the difference being no less than zero.
Out-of-the-money call (OMC)
This is an option to buy a position in the Index on the next Index Anniversary at the strike price of (one plus the Cap). On an Index Anniversary the out-of-the-money call's value is equal to the current Index value on a Business Day divided by the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), then minus the sum of one plus the Cap, the difference being no less than zero.
Out-of-the-money-put (OMP)
This is an option to sell a position in the Index on the next Index Anniversary at the strike price of (one either minus the Buffer or plus the Floor, depending on the Index Option). On an Index Anniversary the out-of-the-money put's value is equal to one either minus the Buffer or plus the Floor, then minus the quotient of the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary) divided by the current Index value on a Business Day, the difference being no less than zero.
Proxy interest is the amount of interest earned based upon the Index Option Base using simple interest throughout the Index Year. The proxy interest and the proxy interest rate can be positive or negative. The proxy interest rate is set at the beginning of each Index Year to be equal to the beginning Proxy Value. The proxy interest rate provides compensation for the cost of the Proxy Investment at the beginning of the Index Year (on the Index Effective Date for the first Index Year, and on each subsequent Index Anniversary), which is equal to the beginning Proxy Value.
                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

PROXY VALUE CALCULATION
Throughout the Index Year, we calculate each hypothetical derivative investment daily using the Black Scholes model for valuing a European Option. The purpose of this calculation is to determine the market value of your allocation.
PROXY VALUE INPUTS
Index Price – The Index value at the end of the current Business Day divided by the Index Value on the last Index Anniversary (or the Index Effective Date if this is before the first Index Anniversary). The Index values are provided daily by Bloomberg or another market source.
Dividend yield – The average annual dividend yield as provided by Bloomberg or another market source over the most recent ten-year period, as set at the beginning of each calendar year. The average is defined as the sum of the recent ten‑year dividend yield and divide by 10. The dividend yield is a percentage calculated by the dividends divided by the index at the time the dividend was paid throughout the year. The dividend yield remains constant throughout the calendar year. Since dividends typically reduce Index values, a higher dividend yield will lead to a lower expected Index value.
For the EURO STOXX 50® dividend yield, we adjust the dividend yield for the exchange rate. We add to the EURO STOXX 50® dividend yield a difference in interest rates between the annual effective yield of a current six-month U.S. Constant Maturity Treasury Rate and the current six-month Euribor Rate, minus the covariance of EURO STOXX 50® and the exchange rate. The covariance is the product of the correlation of euros to dollars exchange rate and EURO STOXX 50®, the six-month volatility of EURO STOXX 50®, and the six-month volatility of the euros to dollars exchange rate.
Strike price – This varies for each derivative investment as follows.
•	For an at-the-money call, at-the-money binary call or at-the-money put the strike price is equal to 1.
•	For an out-of-the-money call the strike price is equal to 1 plus the Cap.
•	For an out-of-the-money put the strike price is equal to 1 minus the Buffer.
Interest rate – The annual effective yield of a current six-month U.S. constant maturity treasury bond as provided daily by Bloomberg or another market source. The interest rate is used to present value the strike price from the next Index Anniversary to the time of calculation
Time remaining – The number of days from the next Index Anniversary to the time of the calculation divided by 365.
Volatility – The volatility of an Index as approximated daily using observed option prices by Bloomberg or another market source. Direct sources of volatility are generally not available, because options in the marketplace generally do not directly align with inputs of the proxy investments.
We approximate the volatility by linearly interpolating between two implied volatilities of at-the-money options. Implied volatility are determined using the Black Scholes model for European Options based upon daily option prices from Bloomberg or another market source. The two at-the-money options used are: the at-the-money option with the closest available maturity before and closest available maturity after the next Index Anniversary. The volatility is used in determining the likelihood and expected amount that the Index Value will differ from the strike price on the next Index Anniversary. As volatility increases, the value of call and put options generally increase.
EXAMPLE
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Performance Strategy Index Option using the S&P 500® Index. On the Index Effective Date the Index Option Base is $10,000, the Cap is 12%, the Buffer is 10% and the Index Value is 1,000. In this example AMC means at-the-money call, OMC means out-of-the-money call, and OMP means out-of-the-money put. Assume that all Proxy Value inputs except the Index value stay constant throughout the year.
                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

Index Effective Date
On the Index Effective Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index Value	1,000
Index price	1
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	1
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 5.10%	OMC = 1.66%	OMP = 2.41%
Beginning Proxy Value = AMC – OMC – OMP = 5.10% – 1.66% – 2.41% = 1.03%
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Index Effective Date	1,000	5.10%	1.66%	2.41%	1.03%	$0.00	$10,000.00
End of month one
Assume the Index value increased to 1,010 by the end of month one. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	1,010
Index price	1.01
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.92
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 5.41%	OMC = 1.72%	OMP = 1.95%
Current Proxy Value = AMC – OMC – OMP = 5.41% – 1.72% – 1.95% = 1.74%
In this example the Index value increased since the beginning of the year, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) Change in Proxy Value plus (b) Proxy Interest = $70.82 + $8.58 = $79.39
(a) Change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (1.74% - 1.03%) x $10,000 = $70.82
(b) Proxy Interest = Proxy Interest Rate x (1 - Time remaining) x Index Option Base =
 1.03% x 0.083 x $10,000 = $8.58
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $79.39 = $10,079.39
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
1	1,010	5.41%	1.72%	1.95%	1.74%	$79.39	$10,079.39

End of month one with changes to Proxy Value inputs
Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index. As in the previous example, assume the Index value increased to 1,010 by the end of month one. In addition, assume volatility decreased from 15% to 5% and dividend yield increased from 2.20% to 5%. We calculate the current Proxy Value as follows:
                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	1,010
Index price	1.01
Interest rate	0.50%
Dividend yield	5.00%
Time remaining	0.92
Volatility	5.00%
Value of derivatives using Black Scholes	AMC = 0.72%	OMC = 0.00%	OMP = 0.12%
Current Proxy Value = AMC – OMC – OMP = 0.72% – 0.00% – 0.12% = 0.61%
In this example the Index value increased since the beginning of the year, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) Change in Proxy Value plus (b) Proxy Interest = -$42.37 + $8.58 = -$33.79
(a) Change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (0.61% - 1.03%) x $10,000 = -$42.37
(b) Proxy Interest = Proxy Interest Rate x (1 - Time remaining) x Index Option Base =
 1.03% x 0.083 x $10,000 = $8.58
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$33.79 = $9,966.21
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
1	1,010	0.72%	0.00%	0.12%	0.61%	-$33.79	$9,966.21

End of month three
Returning to the original assumptions regarding dividend yield (2.20%) and volatility (15.00%), assume the Index value decreased to 950 by the end of month three. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	950
Index price	0.95
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.75
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 2.50%	OMC = 0.52%	OMP = 3.09%
Current Proxy Value = AMC – OMC – OMP = 2.50% – 0.52% – 3.09% = -1.11%
In this example the Index value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) change in Proxy Value plus (b) proxy interest = -$213.70 + $25.73 = -$187.97
(a) change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (-1.11% - 1.03%) x $10,000 = -$213.70
(b) proxy interest = proxy interest rate x (1 - time remaining) x Index Option Base =
 1.03% x 0.25 x $10,000 = $25.73
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$187.97 = $9,812.03
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
3	950	2.50%	0.52%	3.09%	-1.11%	-$187.97	$9,812.03

                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

End of month six
Assume the Index value decreased to 910 by the end of month six. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	910
Index price	0.91
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.50
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 0.89%	OMC = 0.08%	OMP = 3.69%
Current Proxy Value = AMC – OMC – OMP = 0.89% – 0.08% – 3.69% = -2.88%
In this example the Index value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) change in Proxy Value plus (b) proxy interest = -$391.22 + $51.45 = -$339.77
(a) change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (-2.88% - 1.03%) x $10,000 = -$391.22
(b) proxy interest = proxy interest rate x (1 - time remaining) x Index Option Base =
 1.03% x 0.5 x $10,000 = $51.45
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$339.77  = $9,660.23
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
6	910	0.89%	0.08%	3.69%	-2.88%	-$339.77	$9,660.23

End of month eleven
Assume the Index value increased to 1095 by the end of month eleven. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.12	OMP = 0.90
Index value	1095
Index price	1.095
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.08
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 9.37%	OMC = 0.87%	OMP = 0.00%
Current Proxy Value = AMC – OMC – OMP = 9.37% – 0.87% – 0.00% = 8.50%
In this example the Index value increased, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) change in Proxy Value plus (b) proxy interest = $747.46 + $94.33 = $841.78
(a) change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (8.50% - 1.03%) x $10,000 = $747.46
(b) proxy interest = proxy interest rate x (1 - time remaining) x Index Option Base =
 1.03% x 0.917 x $10,000 = $94.33
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $841.78  = $10,841.78
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
11	1,095	9.37%	0.87%	0.00%	8.50%	$841.78	$10,841.78

                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

The following table shows for each month during an Index Year what the hypothetical Proxy Values, Daily Adjustments, and Index Option Values would be for different Index values. Note that all Proxy Value inputs used are the same as in the above examples. For simplicity we assume the Index Option Base is $10,000 throughout the Index Year. In reality your Index Option Base changes throughout the year with the deduction of any partial withdrawal you request and when we deduct applicable contract fees and charges.
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Index Effective Date	1,000	5.10%	1.66%	2.41%	1.03%	$0.00	$10,000.00
1	1,010	5.41%	1.72%	1.95%	1.74%	$79.39	$10,079.39
2	975	3.62%	0.94%	2.58%	0.10%	-$75.46	$9,924.54
3	950	2.50%	0.52%	3.09%	-1.11%	-$187.97	$9,812.03
4	925	1.59%	0.25%	3.73%	-2.39%	-$307.94	$9,692.06
5	850	0.30%	0.02%	7.54%	-7.26%	-$785.68	$9,214.32
6	910	0.89%	0.08%	3.69%	-2.88%	-$339.77	$9,660.23
7	980	2.61%	0.33%	1.07%	1.20%	$77.62	$10,077.62
8	1,015	3.95%	0.51%	0.36%	3.08%	$273.31	$10,273.31
9	1,100	9.95%	2.22%	0.01%	7.72%	$745.88	$10,745.88
10	1,125	12.25%	2.83%	0.00%	9.42%	$924.84	$10,924.84
11	1,095	9.37%	0.87%	0.00%	8.50%	$841.78	$10,841.78
1st Index Anniversary	1,080	8.00%	0.00%	0.00%	8.00%	$800.00	$10,800.00
Notice how at the end of month twelve the Index Option Value increased 8%. The Proxy Value equals the Performance Credit on the Index Anniversary.

                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

EXAMPLE: INDEX PERFORMANCE STRATEGY AND EURO STOXX 50®
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Performance Strategy Index Option using the EURO STOXX 50®. On the Index Effective Date the Index Option Base is $10,000, the Cap is 15%, the Buffer is 10% and the Index Value is 1,000.
Index Effective Date
On the Index Effective Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1	OMC = 1.15	OMP = 0.90
Index Value	1,000
Index price	1
Interest rate	0.50%
Adjusted dividend yield	2.05% (as calculated below)
Time remaining	1
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 5.17%	OMC = 1.24%	OMP = 2.37%
Beginning Proxy Value = AMC – OMC – OMP = 5.17% – 1.24% – 2.37% = 1.57%
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Index Effective Date	1,000	5.17%	1.24%	2.37%	1.57%	$0.00	$10,000.00
Assumptions for adjusted dividend yield:
EURO STOXX 50® dividend yield	2.20%
Annual effective yield of six-month U.S. Constant MaturityTreasury Rate	0.50%
Annual effective yield of six-month Euribor Rate	0.25%
Six month volatility of EURO STOXX 50®	15.00%
Six month volatility of exchange rate (euros/dollars)	6.75%
Correlation of exchange rate and EURO STOXX 50®	0.4
Adjusted dividend yield = 2.20% + (0.50% - 0.25%) – (15% x 6.75% x 0.4)
Adjusted dividend yield = 2.05%
                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

End of month one with changes to adjusted dividend yield
Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index. As in the previous example, assume the Index value increased to 1,010 by the end of month one. In addition, assume the annual effective yield of six-month Euribor Rate went from 0.25% to 0.10%, the exchange rate volatility increased from 6.75% to 15%, and the correlation of exchange rate and EURO STOXX 50® went from 0.4 to -0.8. We calculate the current Proxy Value as follows:
Strike price	AMC = 1	OMC = 1.15	OMP = 0.90
Index value	1,010
Index price	1.01
Interest rate	0.50%
Adjusted dividend yield	4.40% (as calculated below)
Time remaining	0.92
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 4.45%	OMC = 0.93%	OMP = 2.43%
Beginning Proxy Value = AMC – OMC – OMP = 4.45% – 0.93% – 2.43% = 1.09%
In this example the Index value increased since the beginning of the year, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) Change in Proxy Value plus (b) Proxy Interest = -$48.04 + $13.06 = -$34.98
(a) Change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (1.09% - 1.57%) x $10,000 = -$48.04
(b) Proxy Interest = Proxy Interest Rate x (1 - Time remaining) x Index Option Base =
 1.57% x 0.083 x $10,000 = $13.06
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$34.98 = $9,965.02
Month	Index Value	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
1	1,010	4.45%	0.93%	2.43%	1.09%	-$34.98	$9,965.02

Assumptions for adjusted dividend yield:
EURO STOXX 50® dividend yield	2.20%
Annual effective yield of six-month U.S. Constant MaturityTreasury Rate	0.50%
Annual effective yield of six-month Euribor Rate	0.10%
Six month volatility of EURO STOXX 50®	15.00%
Six month volatility of exchange rate (euros/dollars)	15.00%
Correlation of exchange rate and EURO STOXX 50®	-0.8
Adjusted dividend yield = 2.20% + (0.50% - 0.10%) – (15% x 15% x -0.8)
Adjusted dividend yield = 4.40%
                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

EXAMPLE: INDEX GUARD STRATEGY
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Guard Strategy Index Option using the S&P 500® Index. On the Index Effective Date the Index Option Base is $10,000, the Cap is 20%, the Floor is -10% and the Index Value is 1,000.
Index Effective Date
On the Index Effective Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.20	AMP = 1.00	OMP = 0.90
Index Value	1,000
Index price	1
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	1
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 5.10%	OMC = 0.69%	AMP = 6.77%	OMP = 2.41%
Beginning Proxy Value = AMC – OMC – AMP + OMP = 5.10% – 0.69% – 6.77 + 2.41% = 0.04%
Month	Index Value	AMC	OMC	AMP	OMP	Proxy Value	Daily Adjustment	Index Option Value
Index Effective Date	1,000	5.10%	0.69%	6.77%	2.41%	0.04%	$0.00	$10,000.00
End of month three
Assume the Index value decreased to 950 by the end of month three. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.20	AMP = 1.00	OMP = 0.70
Index value	950
Index price	0.95
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.75
Volatility	15.00%
Value of derivatives using Black Scholes	AMC = 2.50%	OMC = 0.15%	AMP = 8.68%	OMP = 3.09%
Current Proxy Value = AMC – OMC – AMP + OMP = 2.50% – 0.15% – 8.68% + 3.09% = -3.25%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) Change in Proxy Value plus (b) Proxy Interest = -$328.25 + $0.92 = -$327.32
(a) Change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (-3.25% - 0.04%) x $10,000 = -$328.25
(b) Proxy Interest = Proxy Interest Rate x (1 - Time remaining) x Index Option Base =
 0.04% x 0.25 x $10,000 = $0.92
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$327.32 = $9,672.68
Month	Index Value	AMC	OMC	AMP	OMP	Proxy Value	Daily Adjustment	Index Option Value
3	950	2.50%	0.15%	8.68%	3.09%	-3.25%	-$327.32	$9,672.68

                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)

EXAMPLE: INDEX PRECISION STRATEGY
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Precision Strategy Index Option using the S&P 500® Index. On the Index Effective Date the Index Option Base is $10,000, the Precision Rateis 8%, the Buffer is -10% and the Index Value is 1,000.
Index Effective Date
On the Index Effective Date we calculate the beginning Proxy Value as follows.
Strike price	AMBC = 1	OMP = 0.90
Index Value	1,000
Index price	1
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	1
Volatility	15.00%
Value of derivatives using Black Scholes	AMBC = 42.32%	OMP = 2.41%
Beginning Proxy Value = (Precision Rate x AMBC) – OMP = (8% x 42.32%) – 2.41% = 0.98%
Month	Index Value	AMBC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Index Effective Date	1,000	42.32%	2.41%	0.98%	$0.00	$10,000.00

End of month three
Assume the Index value increased to 1050 by the end of month three. We calculate the current Proxy Value as follows:
Strike price	AMBC = 1	OMP = 0.90
Index value	1,050
Index price	1.05
Interest rate	0.50%
Dividend yield	2.20%
Time remaining	0.75
Volatility	15.00%
Value of derivatives using Black Scholes	AMBC = 58.19%	OMP = 0.88%
Current Proxy Value = (Precision Rate x AMBC) – OMP = (8% x 58.19%) – 0.88% = 3.78%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = (a) Change in Proxy Value plus (b) Proxy Interest = $280.06 + $24.47 = $304.53
(a) Change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base =
 (3.78% - 0.98%) x $10,000 = $280.06
(b) Proxy Interest = Proxy Interest Rate x (1 - Time remaining) x Index Option Base =
 0.98% x 0.25 x $10,000 = $24.47
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $304.53 = $10,304.53

Month	Index Value	AMBC	OMP	Proxy Value	Daily Adjustment	Index Option Value
3	1,050	58.19%	0.88%	3.78%	$304.53	$10,304.53

                                                                               Allianz Index Advantage®                                                  IXA-010 (12/16)
Exhibit 99(b)